Exhibit 24

                                POWER OF ATTORNEY


            I, Alvah P. Bohannon, III, hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ Alvah P. Bohannon, III
                                          --------------------------
                                                      Signature

                                POWER OF ATTORNEY


            I, John P. Erb, hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ John P. Erb
                                          ---------------
                                                Signature

                                POWER OF ATTORNEY


            I, Robert L. Finch, hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ Robert L. Finch
                                          -------------------
                                                      Signature

                                POWER OF ATTORNEY


            I, R. B. Hancock, Jr., hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ R. B. Hancock, Jr.
                                          ----------------------
                                                      Signature

                                POWER OF ATTORNEY


            I, James P. Kent, Jr., hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ James P. Kent, Jr.
                                          ----------------------
                                                      Signature

                                POWER OF ATTORNEY


            I, Percy O. Moore, hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ Percy O. Moore
                                          ------------------
                                                   Signature

                                POWER OF ATTORNEY


            I, Carroll E. Shelton, hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ Carroll E. Shelton
                                          ----------------------
                                                      Signature

                                POWER OF ATTORNEY


            I, Herman P. Rogers, Jr., hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ Herman P. Rogers, Jr.
                                          -------------------------
                                                      Signature

                                POWER OF ATTORNEY


            I, Kenneth S. Tyler, Jr., hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ Kenneth S. Tyler, Jr.
                                          -------------------------
                                                      Signature

                                POWER OF ATTORNEY


            I, John L. Waller, hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ John L. Waller
                                          ------------------
                                                   Signature

                                POWER OF ATTORNEY


            I, A. Willard Arthur, hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ A. Willard Arthur
                                          ---------------------
                                                      Signature

                                POWER OF ATTORNEY


            I, James E. Burton, IV, hereby constitute and appoint, Robert H. Gilliam, Jr. and Dawn P. Crusinberry, as my true and lawful attorneys-in-fact, either of whom acting individually is hereby authorized for me and in my name and on my behalf as a director and/or officer of Pinnacle Bankshares Corporation (the "Company"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to one hundred thousand (100,000) authorized and unissued shares of the Company's Common Stock (the "Offered Shares") under the Company's Dividend Reinvestment Plan. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-3, or such other registration form as is appropriate to be filed, relating to the Offered Shares, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

            I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

            WITNESS the execution hereof this 8th day of December, 1998.



                                          /s/ James E. Burton, IV
                                          -----------------------
                                                      Signature